SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2002


                          COOPERATIVE BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)


     North Carolina                     0-24626                  56-1886527
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(State or other jurisdiction           (Commission            (I.R.S. employer
    of incorporation)                  file number)         identification no.)



           201 Market Street, Wilmington, North Carolina           28401
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               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code:(910) 343-0181
                                                           --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On April 24, 2002, the Registrant announced that Cooperative Bank for Savings, a wholly owned subsidiary of the Registrant, has signed a definitive agreement to acquire Wilmington-based Lumina Mortgage Company. A press release announcing the agreement is attached as Exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following exhibit is filed herewith.

     (a)  Exhibits.

     99   Press Release dated April 24, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COOPERATIVE BANKSHARES, INC.



                          By:/s/ Frederick Willetts, III
                             ---------------------------------------------------
                             Frederick Willetts, III, President



Date: April 25, 2002